Financial and capital management	12 Months Ended
Dec. 31, 2023
Financial Instruments [Abstract]
Financial and capital management

Note 29	Financial and capital management
Financial management
Management’s objectives are to protect BCE and its subsidiaries on a consolidated basis against material economic exposures and variability of results from various financial risks, including credit risk, liquidity risk, foreign currency risk, interest rate risk and equity price risk.
DERIVATIVES
We use derivative instruments to manage our exposure to foreign currency risk, interest rate risk and changes in the price of BCE common shares.
FAIR VALUE
Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
Certain fair value estimates are affected by assumptions we make about the amount and timing of future cash flows and discount rates, all of which reflect varying degrees of risk. Income taxes and other expenses that may be incurred on disposition of financial instruments are not reflected in the fair values. As a result, the fair values may not be the net amounts that would be realized if these instruments were settled.
The carrying values of our cash, cash equivalents, short-term investments, trade and other receivables, trade payables and other liabilities, interest payable, dividends payable, notes payable and loans secured by receivables approximate fair value as they are short-term. The carrying value of wireless device financing plan receivables approximates fair value given that their average remaining duration is short and the carrying value is reduced by an allowance for doubtful accounts and an allowance for revenue adjustments. The carrying value of the Bell Mobility trade loans approximates fair value given their average remaining duration is short and they bear interest at a variable rate.
The following table provides the fair value details of other financial instruments measured at amortized cost in the statements of financial position.

					December 31, 2023		December 31, 2022

	CLASSIFICATION	FAIR VALUE METHODOLOGY	NOTE		CARRYING VALUE	FAIR VALUE	CARRYING VALUE	FAIR VALUE

Debt securities and other debt	Debt due within one year and long-term debt	Quoted market price of debt	24,	25	29,049	28,225	25,061	23,026

The following table provides the fair value details of financial instruments measured at fair value in the statements of financial position.

				FAIR VALUE
	CLASSIFICATION	NOTE	CARRYING VALUE OF ASSET (LIABILITY)	QUOTED PRICES IN ACTIVE MARKETS FOR IDENTICAL ASSETS (LEVEL 1)	OBSERVABLE MARKET DATA (LEVEL 2)(1)	NON-OBSERVABLE MARKET INPUTS (LEVEL 3)(2)
December 31, 2023
Publicly-traded and privately-held investments(3)	Other non-current assets	21	587	10	—	577
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		(488)	—	(488)	—
Other	Other non-current assets and liabilities		147	—	216	(69)
December 31, 2022
Publicly-traded and privately-held investments(3)	Other non-current assets	21	215	9	—	206
Derivative financial instruments	Other current assets, trade payables and other liabilities, other non-current assets and liabilities		72	—	72	—
MLSE financial liability(4)	Trade payables and other liabilities	23	(149)	—	—	(149)
Other	Other non-current assets and liabilities		108	—	184	(76)
(1)Observable market data such as equity prices, interest rates, swap rate curves and foreign currency exchange rates.
(2)Non-observable market inputs such as discounted cash flows and revenue and earnings multiples. For certain privately-held investments, changes in our valuation assumption relating to revenue and earnings multiples may result in a significant increase (decrease) in the fair value of our level 3 financial instruments.
(3)Unrealized gains and losses are recorded in Other comprehensive (loss) income in the statements of comprehensive income and are reclassified from Accumulated other comprehensive loss to the deficit in the statements of financial position when realized.
(4)Represented BCE’s obligation to repurchase the Master Trust Fund's 9% interest in MLSE at a price not less than an agreed minimum price. In January 2023, BCE repurchased the interest in MLSE held by the Master Trust Fund for a cash consideration of $149 million.

CREDIT RISK
We are exposed to credit risk from operating activities and certain financing activities, the maximum exposure of which is represented by the carrying amounts reported in the statements of financial position.
We are exposed to credit risk if counterparties to our trade receivables, including wireless device financing plan receivables, and derivative instruments are unable to meet their obligations. The concentration of credit risk from our customers is minimized because we have a large and diverse customer base. There was minimal credit risk relating to derivative instruments at December 31, 2023 and 2022. We deal with institutions that have investment-grade credit ratings and we expect that they will be able to meet their obligations. We regularly monitor our credit risk and credit exposure, and consider, among other factors, the effects of changes in interest rates and inflation.
The following table provides the change in allowance for doubtful accounts for trade receivables.

	NOTE	2023	2022
Balance, January 1		(129)	(136)
Additions		(126)	(109)
Usage and reversals		137	116
Balance, December 31	12	(118)	(129)
In many instances, trade receivables are written off directly to bad debt expense if the account has not been collected after a predetermined period of time.
The following table provides further details on trade receivables, net of allowance for doubtful accounts.

AT DECEMBER 31	2023	2022
Trade receivables not past due	3,158	3,215
Trade receivables past due
Under 60 days	421	434
60 to 120 days	209	253
Over 120 days	53	71
Trade receivables, net of allowance for doubtful accounts	3,841	3,973

The following table provides the change in allowance for doubtful accounts for contract assets.

	NOTE	2023	2022
Balance, January 1		(19)	(20)
Additions		(40)	(20)
Usage and reversals		41	21
Balance, December 31		(18)	(19)
Current		(6)	(7)
Non-current		(12)	(12)
Balance, December 31	14	(18)	(19)

LIQUIDITY RISK
Our cash, cash equivalents, short-term investments, amounts available under our securitized receivables program, cash flows from operations and possible capital markets financing are expected to be sufficient to fund our operations and fulfill our obligations as they become due. Should our cash requirements exceed the above sources of cash, we would expect to cover such a shortfall by drawing on existing committed bank facilities and new ones, to the extent available.
The following table is a maturity analysis for recognized financial liabilities at December 31, 2023 for each of the next five years and thereafter.

AT DECEMBER 31, 2023	NOTE	2024	2025	2026	2027	2028	THERE- AFTER	TOTAL
Total debt, excluding lease liabilities	25	2,172	2,690	1,609	1,742	2,120	19,337	29,670
Lease liabilities (1)	25	1,245	1,034	673	403	334	2,041	5,730
Notes payable	24	207	—	—	—	—	—	207
Loan secured by receivables	24	1,588	—	—	—	—	—	1,588
Interest payable on long-term debt, notes payable and loan secured by receivables		1,301	1,133	1,060	1,019	962	10,548	16,023
Net (receipts) payments on cross currency interest rate swaps and interest rate swaps		(6)	18	(5)	(11)	(9)	(70)	(83)
Total		6,507	4,875	3,337	3,153	3,407	31,856	53,135
(1) Includes imputed interest of $873 million.

We are also exposed to liquidity risk for financial liabilities due within one year as shown in the statements of financial position.

MARKET RISK

CURRENCY EXPOSURES
In 2023, we entered into cross currency interest rate swaps with a notional amount of $360 million in U.S. dollars ($491 million in Canadian dollars) to hedge the U.S. currency exposure of outstanding loans maturing in 2025 under our Bell Mobility trade loan agreement. The fair value of the cross currency interest rate swaps at December 31, 2023 was a net liability of $15 million recognized in Other current assets and Other non-current liabilities in the statements of financial position. See Note 24, Debt due within one year and Note 25, Long-term debt, for additional details.
In 2023, we entered into cross currency interest rate swaps with a notional amount of $850 million in U.S. dollars ($1,138 million in Canadian dollars) to hedge the U.S. currency exposure of our US-8 Notes maturing in 2033. The fair value of the cross currency interest rate swaps at December 31, 2023 was a net liability of $37 million recognized in Other current assets, Trade payables and other liabilities and Other non-current liabilities in the statements of financial position. See Note 25, Long-term debt, for additional details.
In 2022, we entered into cross currency interest rate swaps with a notional amount of $750 million in U.S. dollars ($954 million in Canadian dollars) to hedge the U.S. currency exposure of our US-7 Notes maturing in 2052. In connection with these swaps, we settled the forward starting interest rate swaps and cross currency basis rate swaps entered into in 2021, each of which had a notional amount of $127 million. The fair value of the cross currency interest rate swaps at December 31, 2023 and December 31, 2022 was a liability of $132 million and $46 million, respectively, recognized in Trade payables and other liabilities and Other non-current liabilities in the statements of financial position. See Note 25, Long-term debt, for additional details.
A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the U.S. dollar would result in a gain of $28 million (loss of $100 million) recognized in net earnings at December 31, 2023 and a gain of $124 million (loss of $123 million) recognized in Other comprehensive (loss) income at December 31, 2023, with all other variables held constant.
A 10% depreciation (appreciation) in the value of the Canadian dollar relative to the Philippine peso would result in a gain (loss) of $5 million recognized in Other comprehensive (loss) income at December 31, 2023, with all other variables held constant.
The following table provides further details on our outstanding foreign currency forward contracts and options as at December 31, 2023.

TYPE OF HEDGE	BUY CURRENCY	AMOUNT TO RECEIVE	SELL CURRENCY	AMOUNT TO PAY	MATURITY	HEDGED ITEM
Cash flow(1)	USD	1,207	CAD	1,609	2024	Loans
Cash flow	USD	150	CAD	201	2024	Commercial paper
Cash flow	USD	624	CAD	790	2024	Anticipated purchases
Cash flow	PHP	2,885	CAD	69	2024	Anticipated purchases
Cash flow	USD	495	CAD	645	2025	Anticipated purchases
Economic	USD	210	CAD	277	2024	Anticipated purchases
Economic - options(2)	USD	175	CAD	225	2024	Anticipated purchases
Economic - call options	USD	244	CAD	327	2024	Anticipated purchases
Economic - call options	CAD	225	USD	156	2024	Anticipated purchases
Economic - put options	USD	519	CAD	675	2024	Anticipated purchases
Economic	USD	120	CAD	158	2025	Anticipated purchases
Economic - options(2)	USD	65	CAD	85	2025	Anticipated purchases
Economic - call options	USD	540	CAD	694	2025	Anticipated purchases
Economic - put options	USD	360	CAD	461	2025	Anticipated purchases
(1)    Forward contracts to hedge loans secured by receivables under our securitization program. See Note 24, Debt due within one year, for additional information.
(2) Foreign currency options with a leverage provision and a profit cap limitation.

INTEREST RATE EXPOSURES
In 2023, we sold interest rate swaptions with a notional amount of $250 million to hedge economically the fair value of our Series M-53 MTN debentures and we sold interest rate swaptions with a notional amount of $425 million to hedge economically the floating interest rate exposure relating to these debentures. These swaptions matured unexercised. In 2023, we also entered into interest rate swaps with a notional amount of $125 million to hedge the fair value of our Series M-53 MTN debentures maturing in 2027. In 2022, we sold interest rate swaptions with a notional amount of $1,000 million to hedge economically the fair value of our Series M-53 MTN debentures. Swaptions of a notional amount of $500 million were exercised and the remaining swaptions matured unexercised. The resulting interest rate swaps of a notional amount of $500 million hedge the fair value of our Series M-53 MTN debentures. The fair value of the interest rate swaps at December 31, 2023 and 2022 was a net liability of $4 million and $14 million, respectively, recognized in Trade payables and other liabilities, Other non-current assets and Other non-current liabilities in the statements of financial position. A gain (loss) of $4 million and ($7) million for the year ended December 31, 2023 and 2022, respectively, relating to the interest rate swaptions is recognized in Other expense in the income statements. See Note 25, Long-term debt, for additional details.
In 2023, we entered into forward starting interest rate swaps, effective from 2024, with a notional amount of $700 million to hedge the fair value of our series M-62 MTN debentures maturing in 2029. The fair value of the interest rate swaps at December 31, 2023 was an asset of $22 million recognized in Other current assets and Other non-current assets in the statements of financial position. See Note 25, Long-term debt, for additional details.
In 2023, we sold interest rate swaptions with a notional amount of $375 million to hedge economically the fair value of our Series M-52 MTN debentures. These swaptions were exercised in 2023, giving rise to a loss of $1 million recognized in Other expense in the income statements. The resulting interest rate swaps with a notional amount of $375 million hedge the fair value of our Series M-52 MTN debentures maturing in 2030. In 2023, we also entered into additional interest rate swaps with a notional amount of $125 million to hedge the fair value of our Series M-52 MTN debentures. The fair value of the interest rate swaps at December 31, 2023 was a net asset of $12 million recognized in Other current assets, Trade payables and other liabilities and Other non-current assets in the statements of financial position. See Note 25, Long-term debt, for additional details.
In 2023, we sold interest rate swaptions with a notional amount of $125 million to hedge economically the fair value of our Series M-57 MTN debentures. These swaptions were exercised in 2023, giving rise to a loss of $2 million recognized in Other expense in the income statements. The resulting interest rate swaps with a notional amount of $125 million hedge the fair value of our Series M-57 MTN debentures maturing in 2032. In 2023, we also entered into additional interest rate swaps with a notional amount of $375 million to hedge the fair value of our Series M-57 MTN debentures. The fair value of the interest rate swaps at December 31, 2023 was a net asset of $24 million recognized in Other current assets, Trade payables and other liabilities, Other non-current assets and Other non-current liabilities in the statements of financial position. See Note 25, Long-term debt, for additional details.
In 2023, we entered into forward starting interest rate swaps, effective from 2028, with a notional amount of $125 million to hedge the fair value of our series M-59 MTN debentures maturing in 2053. In 2023, we also entered into forward starting interest rate swaps, effective from 2028, with a notional amount of $400 million to hedge the fair value of our series M-61 MTN debentures maturing in 2053. The fair value of the interest rate swaps at December 31, 2023 was an asset of $48 million recognized in Other non-current assets in the statements of financial position. See Note 25, Long-term debt, for additional details.
In 2023, we entered into an amortizing interest rate swap with an initial notional amount of $197 million, to hedge the interest rate exposure on other debt maturing in 2028. The fair value of the amortizing interest rate swap at December 31, 2023 was a net liability of $2 million recognized in Other current assets and Other non-current liabilities in the statements of financial position.
In 2022, we entered into cross currency basis rate swaps maturing in 2023 with a notional amount of $638 million to hedge economically the basis rate exposure on future debt issuances. In 2023, the maturity date of these cross currency basis rate swaps was extended to 2024 resulting in an increase in their notional amount to $644 million at December 31, 2023. The fair value of the cross currency basis rate swaps at December 31, 2023 and 2022 was a liability of $13 million and $33 million, respectively, recognized in Trade payables and other liabilities in the statements of financial position. A gain (loss) of $20 million and ($33) million for the year ended December 31, 2023 and 2022, respectively, relating to the basis rate swaps is recognized in Other expense in the income statements.
We use leveraged interest rate options to hedge economically the dividend rate resets on $582 million of our preferred shares which had varying reset dates in 2021 for the periods ending in 2026. The fair value of the leveraged interest rate options at December 31, 2023 and 2022 was nil and a liability of $1 million, respectively, recognized in Trade payables and other liabilities and Other non-current liabilities in the statements of financial position.
A 1% increase (decrease) in interest rates would result in a loss (gain) of $26 million recognized in net earnings at December 31, 2023, with all other variables held constant.
A 0.1% increase (decrease) in cross currency basis swap rates would result in a gain (loss) of $11 million recognized in net earnings at December 31, 2023, with all other variables held constant.
EQUITY PRICE EXPOSURES
We use equity forward contracts on BCE’s common shares to hedge economically the cash flow exposure related to the settlement of equity settled share-based compensation plans. The fair value of our equity forward contracts at December 31, 2023 and December 31, 2022 was a net liability of $162 million and $48 million, respectively, recognized in Other current assets, Trade payables and other liabilities, Other non-current assets and Other non-current liabilities in the statements of financial position. A loss of $103 million and $53 million for the year ended
December 31, 2023 and 2022, respectively, relating to the equity forward contracts is recognized in Other expense in the income statements. See Note 31, Share-based payments, for additional details.
A 5% increase (decrease) in the market price of BCE’s common shares would result in a gain (loss) of $29 million recognized in net earnings at December 31, 2023, with all other variables held constant.

Capital management
We have various capital policies, procedures and processes which are utilized to seek to achieve our objectives for capital management. These include optimizing our cost of capital and maximizing shareholder return while balancing the interests of our stakeholders.
Our definition of capital includes equity attributable to BCE shareholders, debt, cash, cash equivalents and short-term investments.
In 2023 and 2022, the key ratios that we used to monitor and manage our capital structure were a net debt leverage ratio(1) and an adjusted EBITDA to adjusted net interest expense ratio(2). In 2023 and 2022, our net debt leverage ratio target range was 2.0 to 2.5 times adjusted EBITDA and our adjusted EBITDA to adjusted net interest expense ratio target was greater than 7.5 times. At December 31, 2023, we had exceeded the limit of our internal net debt leverage ratio target range by 0.98 and exceeded our adjusted EBITDA to adjusted net interest expense ratio target by 0.56. Going forward, our objective is to see our net debt leverage ratio decline over time to be in the range of 3.0 times adjusted EBITDA. While currently in excess of this level, our net debt leverage ratio is still consistent with a strong balance sheet, ample financial flexibility and investment grade credit ratings. Additionally, given the correlation between adjusted EBITDA to adjusted net interest expense ratio and the net debt leverage ratio, we are simplifying our internal targets to reflect the net debt leverage ratio only and will not report against adjusted EBITDA to adjusted net interest expense in the future. We believe that this ratio is of less relative importance to our investors, lenders and other stakeholders as a measure of the strength of our capital structure.
We believe that certain investors and analysts use our net debt leverage ratio as a measure of financial leverage and health of the company.
The following table provides a summary of our key ratios.

AT DECEMBER 31	2023	2022
Net debt leverage ratio	3.48	3.30
Adjusted EBITDA to adjusted net interest expense ratio	6.94	8.50
On February 7, 2024, the board of directors of BCE approved an increase of 3.1% in the annual dividend on BCE's common shares, from $3.87 to $3.99 per common share.
On February 1, 2023, the board of directors of BCE approved an increase of 5.2% in the annual dividend on BCE's common shares, from $3.68 to $3.87 per common share.
In Q4 2023, BCE renewed its normal course issuer bid program (NCIB) with respect to its First Preferred Shares. See Note 30, Share capital, for additional details.

(1)Our net debt leverage ratio represents net debt divided by adjusted EBITDA. We define net debt as debt due within one year plus long-term debt and 50% of preferred shares, less cash, cash equivalents and short-term investments, as shown in our statements of financial position. For the purposes of calculating our net debt leverage ratio, adjusted EBITDA is twelve-month trailing adjusted EBITDA.
(2)Our adjusted EBITDA to adjusted net interest expense ratio represents adjusted EBITDA divided by adjusted net interest expense. We define adjusted net interest expense as twelve-month trailing net interest expense as shown in our statements of cash flows plus 50% of twelve-month trailing net earnings attributable to preferred shareholders as shown in our income statements. For the purposes of calculating our adjusted EBITDA to adjusted net interest expense ratio, adjusted EBITDA is twelve-month trailing adjusted EBITDA.